Exhibit 10.46

FOURTH AMENDMENT TO AGREEMENT FOR
PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

THIS FOURTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Fourth Amendment”) is made and entered into as of the 23rd day of October, 2008, by and among COOPER'S POINTE CPGF 22, L.P., a Delaware limited partnership, COPPER MILL CPGF 22, L.P., a Delaware limited partnership , and HIBBEN FERRY I APARTMENT PARTNERS, L.P., a Delaware limited partnership, each having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a “Seller” and collectively “Sellers”), and COOPER’S POINTE APARTMENTS, LLC, a Delaware limited liability company, COPPER MILL APARTMENTS, LLC, a Delaware limited liability company, and HIBBEN FERRY APARTMENTS, LLC, a Delaware limited liability company, each having an address at 11766 Wilshire Boulevard, Suite 1450, Los Angeles, California 90025 (individually a “Purchaser” and collectively “Purchasers”).

RECITALS

A.        Sellers and certain of their affiliates listed on Schedule 1 to the Agreement (defined below), and JRK BIRCHMONT ADVISORS, LLC, a Delaware limited liability company, JRK PROPERTY HOLDINGS, INC., a California corporation (collectively, “JRK”) entered into that certain Agreement for Purchase and Sale and Joint Escrow Instructions, dated September 29, 2008, as amended by that certain First Amendment to Purchase and Sale Contract dated September 30, 2008, and that certain Second Amendment to Purchase and Sale Contract dated October 2, 2008, and that certain Third Amendment to Purchase and Sale Contract dated October 21, 2008 (the “Agreement”), pertaining to the purchase and sale of those certain real properties located in Colorado, Georgia, Ohio, South Carolina and Virginia, more particularly described on Exhibits A-1 through A-16 attached to the Agreement (the “Properties”).

B.         Pursuant to those certain fifteen (15) separate Assignments and Assumptions of Agreement for Purchase and Sale and Joint Escrow Instructions dated October 10, 2008, JRK assigned its interests in the Agreement to the Purchasers and certain other entities as set forth on Schedule 3 attached hereto.

C.        The purchase and sale of each of the Bexley House, Big Walnut, Courtney Park, Governor’s Park, Runaway Bay I, Runaway Bay II, Scotch Pines East, Springhouse, Sycamore Creek, Village Gardens, Villas at Little Turtle and Webb Bridge Crossing Properties closed on October 22, 2008.

D.        Sellers and Purchasers desire to amend the Agreement to change the Closing Date for the Hibben Ferry I Property to Friday, October 24, 2008, as more particularly set forth hereinafter.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser hereby agree as follows:

1.                  Capitalized Terms.  All capitalized terms and phrases used herein but not otherwise defined shall have the same meanings given to them in the Agreement.

2.                  Amendment of Closing Date.  Section 6.2 of the Agreement, as amended by the Third Amendment to the Agreement, is hereby deleted in its entirety and replaced with the following:

6.2.      Closing Date.  The Closing for each of the Properties except the Hibben Ferry I Property, the Copper Mill Property and the Cooper’s Pointe Property shall occur on October 22, 2008 and the Closing for the Hibben Ferry I Property, Copper Mill Property and the Cooper’s Pointe Property shall occur on October 24, 2008 (each, a “Closing Date”), through an escrow with Escrow Agent, whereby the Sellers, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.  Notwithstanding the foregoing, with regard to the Copper Mill Property and the Cooper’s Pointe Property, Purchaser may elect, at its option and if unable to Close either such Property on October 24, 2008, to Close such Property on October 29, 2008, by written notice delivered to the applicable Seller on or before 1:00 p.m. PST on October 23, 2008.  In addition, if Purchaser has extended the Closing Date for either the Cooper’s Pointe Property or the Copper Mill Property as provided in the foregoing sentence, Purchaser may elect, at its option and if unable to Close either such Property on October 29, 2008, to Close such Property on October 31, 2008, by written notice delivered to the applicable Seller on or before 1:00 p.m. PST on October 28, 2008.  In the event that on or before October 30, 2008, Purchaser has not obtained Loan Assumption Approval for the Cooper’s Pointe Property, and Purchaser has used its best efforts to obtain such Loan Assumption Approval with respect to such Property, the Closing Date with respect to the Cooper’s Pointe Property shall automatically be extended to November 21, 2008 and the provisions of Section 5.7 of this Agreement shall apply.  If, under Section 5.7 Purchaser is unable to obtain Loan Assumption Approval by November 21, 2008 with respect to the Cooper’s Pointe Property and the applicable Seller has elected to convert Cooper’s Pointe to a Payoff Property, the Closing Date shall be thirty (30) days after the Cooper’s Pointe Seller gives notice of its election to convert the Property to Purchaser.

3.                  Counterparts.  This Fourth Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Fourth Amendment.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

4.                  Ratification.  Except as expressly set forth in this Fourth Amendment, all other terms and conditions of the Agreement shall remain unmodified, the same being ratified, confirmed and republished hereby.

5.                  Governing Law.  This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

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NOW, THEREFORE, the parties hereto have executed this Fourth Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions as of the date first set forth above.

Sellers:

COPPER MILL APARTMENTS:

COPPER MILL CPGF 22, L.P., a Delaware limited partnership

By:       CPGF 22 COPPER MILL GP, L.L.C.,                        a South Carolina limited liability company,

            its general partner

            By:    CENTURY PROPERTIES GROWTH

                     FUND XXII, A CALIFORNIA LIMITED

                     PARTNERSHIP, a California limited

                     partnership,

                     its member

                     By:   FOX PARTNERS IV, a California                        general partnership,

                             its general partner

                             By:  FOX CAPITAL MANAGEMENT                                     CORPORATION, a California                                     corporation,

                                    its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

COOPER’S POINTE APARTMENTS:

COOPER'S POINTE CPGF 22, L.P., a Delaware limited partnership

By:   CPGF 22 COOPER'S POINTE GP, L.L.C., a South         Carolina limited liability company,

        its general partner

        By:   CENTURY PROPERTIES GROWTH FUND                 XXII, A CALIFORNIA LIMITED                      PARTNERSHIP, a California limited                            partnership,

                its member

                By:   FOX PARTNERS IV, a California general                         partnership,

                        its general partner

                        By:       FOX CAPITAL MANAGEMENT                                     CORPORATION, a California                                     corporation,

                                    its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

HIBBEN FERRY I APARTMENTS:

HIBBEN FERRY I APARTMENT PARTNERS, L.P., a Delaware limited partnership

By:       AIMCO HOLDINGS, L.P., a Delaware limited             partnership,

            its general partner

            By:       AIMCO HOLDINGS QRS, INC.,

                        a Delaware corporation,

                        its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

Purchaser:

JRK PROPERTY HOLDINGS, INC.,
a California corporation

By:  /s/Jay Schulman
Name:  Jay Schulman
Title:  President

JRK BIRCHMONT ADVISORS LLC,
a Delaware limited liability company

By:       JRK Birchmont Capital Partners LLC,
a California limited liability company,
its Managing Member

By:       JRK Property Holdings, Inc.,
a California corporation,
its Manager

By:  /s/Jay Schulman
Name:  Jay Schulman
Title:  President

COPPER MILL APARTMENTS:

COPPER MILL APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III East Coast Properties, LLC,
a Delaware limited liability company,
its Managing Member

By:  /s/David S. Walker

Name:  David S. Walker

Title:  President

COOPER’S POINTE APARTMENTS:

COOPERS POINTE APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III East Coast Properties, LLC,
a Delaware limited liability company,
its Managing Member

By:  /s/David S. Walker

Name:  David S. Walker

Title:  President

HIBBEN FERRY I APARTMENTS:

HIBBEN FERRY APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III East Coast Properties, LLC,
a Delaware limited liability company,
its Managing Member

By:  /s/David S. Walker

Name:  David S. Walker

Title:  President